EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Paul J. Hechmer, Chief Executive Officer of del Rey Global Investors Funds (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 8, 2012	/s/ Paul J. Hechmer
Paul J. Hechmer, Chief Executive Officer
(Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Gerald W. Wheeler, Chief Financial Officer of del Rey Global Investors Funds (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2012 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 8, 2012	/s/ Gerald W. Wheeler
Gerald W. Wheeler, Chief Financial Officer
(Chief Financial Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.